UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 4, 2021

TPT Global Tech, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-222094	81-3903357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 West Broadway, Suite 800, San Diego, CA 92101
(Address of Principal Executive Offices) (Zip Code)

(619)301-4200
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement

Effective March 9, 2021, TPT Global Tech, Inc. (“TPT Global” or the “Company”) terminated the Agreement and Plan of Merger (“Agreement”) entered into June 10, 2020 with Rennova Health, Inc. (“Rennova Health”) to merge Rennova Health’s software and genetic testing interpretation divisions, Health Technology Solutions, Inc. (“HTS”) and Advanced Molecular Services Group, Inc., (“AMSG”) into our majority owned public company InnovaQor, Inc. The Company sought certain protections which could not be agreed upon and certain terms of development under the Agreement were not completely finalized.

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On March 4, 2021, the Company issued a press release entitled “TPT Global Tech's Subsidiary TPT MedTech to Provide Turnkey Testing Technology for Anticipated First "Covid-19 Free" Full Attendee Concert of Summer 2021 Utilizing Company's QuiKLAB(TM) "Check and Verify" Passport Testing and Monitoring Platform.” A copy of the press release is attached hereto as Exhibit 99.1.

On March 9, 2021, the Company issued a press release entitled “TPT Global Tech, Inc. Protects Shareholders by Allowing Rennova Health Deal to Dissolve.” A copy of the press release is attached hereto as Exhibit 99.2.

On March 9, 2021, the Company issued a press release entitled “.TPT Global Tech, Inc. Welcomes Major General John F. Wharton (USA, Ret.) To The Board Of Advisors.” A copy of the press release is attached hereto as Exhibit 99.3.

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
99.1	Press Release, dated March 4, 2021
99.2	Press Release, dated March 9, 2021
99.3	Press Release, dated March 9, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TPT GLOBAL TECH, INC.

Date: March 11, 2021	By:	/s/ Stephen J. Thomas III
Stephen J. Thomas III
Title: Chief Executive Officer